                                                                    EXHIBIT 10.9

                                     LEASE


STATE OF NORTH CAROLINA

COUNTY OF HENDERSON

          THIS AGREEMENT, made and entered into this the   12   day of   Oct  ,
                                                         ------        -------
19  98  , by and between Boyd L. Hyder, party of the first part, hereinafter
  ------
referred to as the Lessor; and  MountainBank , party of the second part,
                               --------------

hereinafter referred to as the Lessee;

          Subject to the terms and conditions hereinafter set forth, the Lessor does hereby let and lease to the Party of the second part, and the said Lessee does hereby accept as tenant of the parties of the first part, the following described premises:

          This Lease shall begin on the   1   day of   Dec  , 19  98  , and run
                                        -----        -------    ------
for a period of  5 yrs  from date hereof. The rent to be paid by the Lessee to
                -------
the Lessor is  $1,050.00  per month beginning on the   1   day after given
              -----------                            -----
possession, and a like amount on the   1   day of each succeeding month
                                     -----
thereafter. The Lessee shall also pay, upon the execution of the Lease, the first and last months rent as specified above.

          The Lessee shall have the right to renegotiate the lease and
conditions of the lease for an additional period of   5 yrs   by giving notice
                                                    ---------
of intention to renew to the Lessor, or his agent, with sixty (60) days prior to the expiration date of this Lease.

          During the terms of this Lease, the Lessor shall pay all taxes unless
the taxes are increased in which case the Lessee would pay   --------   of the
                                                           ------------
increase. The Lessor shall pay all fire insurance premiums on the building and the tenant shall pay all insurance on the contents. The Lessor shall make all repairs to the exterior of the building, excluding glass, but including the heating and air conditioning, sprinkler system, plumbing not caused by tenants negligence and electricity to and including the panel.

          The Lessee shall have within the shopping center area exclusive right to provide Bank Adm .
           -----------

          All articles of personal property, including but not limited to fixtures, carpeting, signs, introduced by the Lessee into the building, shall remain the property of the Lessee and be removable by him.

          The Lessee agrees to return said premises at the end of this Lease in as good a condition as when they took possession, reasonable wear and tear accepted.
          Any signs which the Lessee may wish to erect on the subject premises must be approved by the Lessor prior to erection of same.

          The Lessee shall pay for any and all utilities, including but not limited to, heat, air-conditioning, electric power, water, etc.

          In the event that the premises shall become destroyed or damaged by fire, or other acts of God, then this Lease shall terminate and become null and void.

          The failure of the Lessee to pay the rent money as herein provided, shall after ten (10) days notice by the Lessor, render this Lease terminated and the Lessee, after having received such notice, shall vacate said premises immediately. The full balance of the rent due the Lessor under the terms of this Lease shall become due and payable in its entirety at once.

          The Lessee shall not assign, or sub-let the premises, or any portion thereof, without written approval of the Lessor and the Lessee shall make no offensive use of said premises.

          IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

Mountain Bank


By:  /s/ J. W. Davis, Pres.                /s/ Boyd L. Hyder
     -------------------------------       -------------------------------------
     J. W. Davis, Lessee                   Boyd L. Hyder, Lessor

                                     LEASE

NORTH CAROLINA

HENDERSON COUNTY

          THIS AGREEMENT, made and entered into this the   1st   day   May  ,
                                                         -------     -------
 2000 , by and between Boyd L. Hyder, party of the first part, hereinafter
------
referred to as the Lessor; and

  MountainBank  , party of the second part, hereinafter referred to as the
----------------
Lessee;

          Subject to the terms and conditions hereinafter set forth, the Lessor does hereby let and lease to the party of the second part, and the said Lessee does hereby accept as tenant of the parties of the first part, the following described premises:


          This Lease shall begin on the   1   day of   May  ,   2000  , and run
                                        -----        -------  --------
for a period of   10   yr from date hereof. The rent to be paid by the Lessee to
                ------
the Lessor is   1,600.00   per month beginning on the   1   day after given
              ------------                            -----
possession, and a like amount on the   1   day of each succeeding month
                                     -----
thereafter. The Lessee shall also pay, upon the execution of the Lease, the first and last months rent as specified above.

          The Lessee shall have the right to renegotiate the lease and
conditions of the lease for an additional period of   5   years by giving notice
                                                    -----
of intention to renew to the Lessor, or his agent, with sixty (60) days prior to the expiration date of this Lease.

          During the terms of this Lease, the Lessor shall pay all taxes unless
the taxes are increased in which case the Lessee would pay   --------   of the
                                                           ------------
increase. The Lessor shall pay all fire insurance premiums on the building and the tenant shall pay all insurance on the contents. The Lessor shall make all repairs to the exterior of the building, excluding glass, but including the heating and air conditioning, sprinkler system, plumbing not caused by tenants negligence and electricity to and including the panel.

          The Lessee shall have within the shopping center area exclusive right
to provide   Bank Administration  .
           -----------------------

          All articles of personal property, including but not limited to fixtures, carpeting, signs, introduced by the Lessee into the building, shall remain the property of the Lessee and be removable by him.

          The Lessee agrees to return said premises at the end of this Lease in as good a condition as when they took possession, reasonable wear and tear accepted.
          Any sign which the Lessee may wish to erect on the subject premises must be approved by the Lessor prior to erection of same.

          The Lessee shall pay for any and all utilities, including but not limited to, heat, air-conditioning, electric power, water, etc.

          In the event that the premises shall become destroyed or damaged by fire, or other acts of God, then this Lease shall terminate and become null and void.

          The failure of the Lessee to pay the rent money as herein provided, shall after ten (10) days notice by the Lessor, render this Lease terminated and the Lessee, after having received such notice, shall vacate said premises immediately. The full balance of the rent due the Lessor under the terms of this Lease shall become due and payable in its entirety at once.

          The Lessee shall not assign, or sub-let the premises, or any portion thereof, without written approval of the Lessor and the Lessee shall make no offensive use of said premises.

          IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

MOUNTAINBANK

By: /s/ J. W. Davis                        /s/ Boyd L. Hyder
    -------------------------              -------------------------------------
    President                              Boyd L. Hyder, Lessor

                                           _____________________________________
                                           Purdy

                                     LEASE

NORTH CAROLINA

HENDERSON COUNTY

          THIS AGREEMENT, made and entered into this the  1st   day of  May 1 ,
                                                         ------        -------
  2001  , by and between Boyd L. Hyder, party of the first part, hereinafter
--------
referred to as the Lessor; and   MountainBank  , party of the second part,
                               ----------------
hereinafter referred to as the Lessee;

          Subject to the terms and conditions hereinafter set forth, the Lessor does hereby let and lease to the party of the second part, and the said Lessee does hereby accept as tenant of the parties of the first part, the following described premises:


          This Lease shall begin on the  1  day of  May ,  2001 , and run for a
                                        ---        -----  ------
period of  10 yr  from date hereof. The rent to be paid by the Lessee to the
          -------
Lessor is  1,600.00  per month beginning on the  1  day after given possession,
          ----------                            ---
and a like amount on the  1  day of each succeeding month thereafter. The
                         ---
Lessee shall also pay, upon the execution of the Lease, the first and last months rent as specified above.

          The Lessee shall have the right to renegotiate the lease and
conditions of the lease for an additional period of   5   years by giving notice
                                                    -----
of intention to renew to the Lessor, or his agent, with sixty (60) days prior to the expiration date of this lease.

          During the terms of this Lease, the Lessor shall pay all taxes unless
the taxes are increased in which case the Lessee would pay   --------   of the
                                                           ------------
increase. The Lessor shall pay all fire insurance premiums on the building and the tenant shall pay all insurance on the contents. The Lessor shall make all repairs to the exterior of the building, excluding glass, but including the heating and air conditioning, sprinkler system, plumbing not caused by tenants negligence and electricity to and including the panel.

          The Lessee shall have within the shopping center area exclusive right to provide Bank Administration .
           ---------------------

          All articles of personal property, including but not limited to fixtures, carpeting, signs, introduced by the Lessee into the building, shall remain the property of the Lessee and be removable by him.

          The Lessee agrees to return said premises at the end of this Lease in as good a condition as when they took possession, reasonable wear and tear accepted.
          Any signs which the Lessee may wish to erect on the subject premises must be approved by the Lessor prior to erection of same.

          The Lessee shall pay for any and all utilities, including but not limited to, heat, air-conditioning, electric power, water, etc.

          In the event that the premises shall become destroyed or damaged by fire, or other acts of God, then this Lease shall terminate and become null and void.

          The failure of the Lessee to pay the rent money as herein provided, shall after ten (10) days notice by the Lessor, render this Lease terminated and the Lessee, after having received such notice, shall vacate said premises immediately. The full balance of the rent due the Lessor under the terms of this Lease shall become due and payable in its entirety at once.

          The Lessee shall not assign, or sub-let the premises, or any portion thereof, without written approval of the Lessor and the Lessee shall make no offensive use of said premises.

          IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

MOUNTAINBANK

By: /s/ J. W. Davis                     /s/ Boyd L. Hyder
    ------------------------------      ----------------------------------------
    President                           Boyd L. Hyder, Lessor

                                        Location: Old Movie Stop
                                        ----------------------------------------

                                       2